                              One Corporate Center
                            Rye, New York 10580-1434
                              FIRST QUARTER REPORT
                                 MARCH 31, 1998


                                   * * * * *

    MORNINGSTAR RATED THE GABELLI ASSET FUND 5 STARS OVERALL AND FOR THE FIVE AND TEN YEAR PERIODS ENDED 3/31/98 AMONG 1363 AND 698 DOMESTIC EQUITY FUNDS,
RESPECTIVELY. THE FUND RECEIVED 4 STARS FOR THE THREE YEAR PERIOD ENDED 3/31/98
                                AMONG 2437 FUNDS.


TO OUR SHAREHOLDERS,

     After a brief retreat in early January, stocks regained their momentum and indices across the market capitalization spectrum closed the quarter at or near record highs. The favorable economic backdrop for stocks - low inflation, low interest rates and solid corporate earnings growth - continued to buoy the market. However, the greatest driving force for the stock market continues to be liquidity. Deals, restructurings and share repurchase programs proved to be powerful factors underneath the market's strength. With the relatively uninspiring returns available from traditional alternatives to owning stocks, cash continued to flow into U.S. equity investments.

     As evidenced by the Dow Jones Industrial Average's (DJIA) and Standard & Poor's 500's (S&P 500) lead over smaller capitalization indices, big continued to be most beautiful. However, small and mid-cap stocks delivered excellent absolute returns.

INVESTMENT PERFORMANCE

     For the first quarter ended March 31, 1998, The Gabelli Asset Fund's total return was a solid 13.0%. The Standard & Poor's (S&P) 500, Value Line Composite and Russell 2000 Index had returns of 13.9%, 11.6% and 10.1%, respectively, over the same period. Each index is an unmanaged indicator of stock market performance. The Fund was up 52.7% over the trailing twelve month period. The S&P 500, Value Line Composite and Russell 2000 rose 48.0%, 43.0% and 42.0%, respectively, over the same twelve month period.

     For the ten year period ended March 31, 1998, the Fund's return averaged 17.5% annually, versus average annual returns of 18.9%, 15.5% and 14.9% for the S&P 500, Value Line Composite and Russell 2000, respectively. Since inception on March 3, 1986 through March 31, 1998, the Fund has a total return of 652.3%, which equates to an average annual return of 18.2%.

--------------------------------------------------------------------------------
Past performance is no guarantee of future results. Morningstar proprietary ratings reflect historical risk adjusted performance as of March 31, 1998 and are subject to change every month. Morningstar ratings are calculated from the Fund's three, five and ten year average annual returns in excess of 90-day T-bill returns with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day T-Bill returns. The top 10% of the funds in an investment category receive five stars and the next 22.5% receive four stars.

INVESTMENT RESULTS (a)
----------------------------------------------------------------------------------------------------
                                       -------------------QUARTER-------------------
                                         1ST            2ND         3RD         4TH        YEAR
                                         ---            ---         ---         ---        ----
1998: Net Asset Value .............    $36.00           --          --          --          --
      Total Return ................      13.0%          --          --          --          --
----------------------------------------------------------------------------------------------------
1997: Net Asset Value .............    $27.00         $31.45      $34.99      $31.85      $31.85
      Total Return ................       2.2%          16.5%       11.3%        4.3%       38.1%
----------------------------------------------------------------------------------------------------
1996: Net Asset Value .............    $27.44         $28.09      $27.92      $26.42      $26.42
      Total Return ................       6.6%           2.4%       (0.6)%       4.5%       13.4%
----------------------------------------------------------------------------------------------------
1995: Net Asset Value .............    $23.84         $25.10      $26.76      $25.75      $25.75
      Total Return ................       7.3%           5.3%        6.6%        3.7%       24.9%
----------------------------------------------------------------------------------------------------
1994: Net Asset Value .............    $22.63         $22.36      $23.56      $22.21      $22.21
      Total Return ................      (2.9)%         (1.2)%       5.4%       (1.2)%      (0.1)%
----------------------------------------------------------------------------------------------------
1993: Net Asset Value .............    $21.10         $22.10      $23.63      $23.30      $23.30
      Total Return ................       6.1%           4.7%        6.9%        2.5%       21.8%
----------------------------------------------------------------------------------------------------
1992: Net Asset Value .............    $19.04         $18.91      $19.02      $19.88      $19.88
      Total Return ................       6.0%          (0.7)%       0.6%        8.5%       14.9%
----------------------------------------------------------------------------------------------------
1991: Net Asset Value .............    $17.36         $17.36      $17.90      $17.96      $17.96
      Total Return ................      11.1%           0.0%        3.1%        3.2%       18.1%
----------------------------------------------------------------------------------------------------
1990: Net Asset Value .............    $16.48         $16.81      $15.21      $15.63      $15.63
      Total Return ................      (4.5)%          2.0%       (9.5)%       7.8%       (5.0)%
----------------------------------------------------------------------------------------------------
1989: Net Asset Value .............    $16.46         $18.01      $18.73      $17.26      $17.26
      Total Return ................      12.0%           9.4%        4.0%       (1.0)%      26.2%
----------------------------------------------------------------------------------------------------
1988: Net Asset Value .............    $13.49         $14.62      $14.94      $14.69      $14.69
      Total Return ................      14.4%           8.4%        2.2%        3.5%       31.1%
----------------------------------------------------------------------------------------------------
1987: Net Asset Value .............    $12.97         $13.93      $14.66      $12.61      $12.61
      Total Return ................      19.6%           7.4%        5.2%      (14.0)%      16.2%
----------------------------------------------------------------------------------------------------
1986: Net Asset Value .............    $10.44         $11.21      $11.29      $11.28      $11.28
      Total Return ................       4.4%(b)        7.4%        0.7%       (0.1)%      12.8%(b)
----------------------------------------------------------------------------------------------------

----------------------------------------------
AVERAGE ANNUAL RETURNS - MARCH 31, 1998(a)

1  Year ............................... 52.7%
5  Year ............................... 20.4%
10 Year ............................... 17.5%
Life of Fund (b) ...................... 18.2%
----------------------------------------------

--------------------DIVIDEND HISTORY---------------------
PAYMENT (EX) DATE     RATE PER SHARE  REINVESTMENT PRICE
-----------------     --------------  ------------------
December 30, 1997         $4.610           $31.73
December 31, 1996         $2.770           $26.42
December 29, 1995         $2.000           $25.75
December 30, 1994         $1.056           $22.21
December 31, 1993         $0.921           $23.30
December 31, 1992         $0.755           $19.88
December 31, 1991         $0.505           $17.96
December 31, 1990         $0.770           $15.63
December 29, 1989         $1.278           $17.26
December 30, 1988         $0.775           $14.69
January 4, 1988           $0.834           $12.07
March 9, 1987             $0.505           $12.71

(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of operations on March 3, 1986.
--------------------------------------------------------------------------------

WHAT WE DO                                                              [CHART]

     The success of momentum investing in recent years and investors' desire for instant gratification have combined to make value investing appear dull. At the risk of being dull, we will once again describe the "boring" value approach that has seen us through both good and bad markets over the last 12 years at The Gabelli Asset Fund and for over 20 years at Gabelli Asset Management Company. In past reports, we have tried to articulate our investment philosophy and methodology. The accompanying graphic further illustrates the interplay among the four components of our valuation approach.

     Our focus is on free cash flow; earnings before interest, taxes, depreciation and amortization (EBITDA) minus the capital expenditures necessary to grow the business. We believe free cash flow is the best barometer of a business' value. Rising free cash flow often foreshadows net earnings improvement. We also look at earnings per share trends. Unlike Wall Street's ubiquitous earnings momentum players, we do not try to forecast earnings with accounting precision and then trade stocks based on quarterly expectations and realities. We simply try to position ourselves in front of long term earnings uptrends. In addition, we analyze on and off balance sheet assets and liabilities such as plant and equipment, inventories, receivables, and legal, environmental and health care issues. We want to know everything and anything that will add to or detract from our private market value (PMV) estimates. Finally, we look for a catalyst; something happening in the company's industry or indigenous to the company itself that will surface value. In the case of the independent telephone stocks, the catalyst is a regulatory change. In the agricultural equipment business, it is the increasing worldwide demand for American food and feed crops. In other instances, it may be a change in management, sale or spin-off of a division or the development of a profitable new business.

     Once we identify stocks that qualify as fundamental and conceptual bargains, we then become patient investors. This has been a proven long term method for preserving and enhancing wealth in the U.S. equities market. At the margin, our new investments are focused on businesses that are well-managed and will benefit from sustainable long term economic dynamics. These include macro trends, such as the globalization of the market in filmed entertainment and telecommunications, and micro trends, such as an increased focus on productivity enhancing goods and services.

COMMENTARY

IT JUST KEEPS GOING, GOING AND GOING!

     Despite being targeted by evil forces such as the Asian economic meltdown, high profile earnings disappointments in the technology sector and off-the-historical chart valuations, the stock market, like the "Energizer Bunny", just keeps going, going and going. We clearly underestimated the market's potential.

The bad news is that based on almost any valuation benchmark, stocks are currently in historically unprecedented territory and the margin of safety is razor thin.

     Granted, it would be hard to imagine a better economic scenario for stocks. Economists are pegging inflation at 2.0% or lower and interest rates are low. Despite selected earnings dislocations resulting from Asian economic weakness, domestic corporate profits, on the whole, are meeting consensus expectations and Wall Street economists are predicting even better earnings growth in 1999. On the supply and demand front - remember that stocks go up in the short run when there are more buyers than sellers - continued strong merger and acquisition activity and substantial share repurchase programs are shrinking supply at a time when demand for stocks keeps rising. Put it all together, and it is understandable that stocks are advancing.


-----------------------------------------------------------------------------------------
                                 FLOW OF FUNDS
                                  ($ Billions)

                                              1993    1994     1995      1996      1997
                                              ----    ----     ----      ----      ----
SOURCES
-------
U.S. Deals                                    $234    $340    $  511    $  652    $  919
Stock Buybacks                                  37      46        99       176       179
Equity Mutual Funds Net                        130     119       128       222       232
Dividends                                      204     230       274       309       333
                                              ----    ----    ------    ------    ------
  SOURCES:                                     605     735     1,012     1,359     1,663
                                              ----    ----    ------    ------    ------

USES
----
IPOs                                           103      62        82       115       118
U.S./International Equity Capital Flow
  U.S. Purchases of Non-U.S. Equities          309     434       396       514       762
  International Purchases of U.S. Equities     246     387       346       457       723
                                              ----    ----    ------    ------    ------
    Net Flow:                                   63      47        50        57        39
                                              ----    ----    ------    ------    ------
    USES:                                      166     109       132       172       157
                                              ----    ----    ------    ------    ------
    NET FLOW OF FUNDS:                        $439    $626    $  880    $1,187    $1,506
                                              ====    ====    ======    ======    ======

SOURCES: SECURITIES DATA CORP, INVESTMENT COMPANY INSTITUTE, BIRINYI ASSOCIATES.
-----------------------------------------------------------------------------------------



BEAR WATCH

     Today, the two questions confronting equity investors are: What could happen to disrupt this ideal economic environment for stocks? And, even if the economic news continues to be good, isn't it already more than fully reflected in stock prices? In our last report to you, we shared a laundry list of our investment anxieties, which included problems in Asia spilling into Latin American currencies and economies, wage inflation not matched by productivity gains, oil prices rising significantly from today's low levels, a prospective crisis in confidence if Treasury Secretary Rubin leaves and the possibility that Federal Reserve Board Chairman Greenspan may step down at the end of his current term, and last, but not least, high equity valuations and a low margin of safety.

     We have many of the same worries today and our concern over equity valuations has been heightened by the market's sharp rise in the first quarter. As we have stated many times in the past, we believe valuations do matter and that ultimately stocks will trade at rational relationships to their economic value. We have to question whether even the best companies in this "best of all possible worlds" for stocks should trade at 50+ times earnings and three to four times annual earnings growth rates. We are sure value investors share this concern. However, money continues to flow into arguably the most overvalued sector of the market - the mega-cap growth stocks. It is somewhat of a reverse panic. Investors are afraid not to own these stocks. Mr. Market remains at work. It is increasingly difficult for us to find bargains in this environment.

     One would think professional investors (ie: mutual fund managers) would be exhibiting more restraint. Unfortunately, with mutual fund investors increasingly focused on short term performance, portfolio managers holding cash in a rising market have the life expectancy of fast dogs that chase cars. Many are holding their noses, closing their eyes, crossing their fingers and making investments that are difficult to justify on a fundamental basis. They may continue to be rewarded for throwing in the valuation towel. But, at some point, they and their shareholders will receive a painful reminder that the market will not suffer fools indefinitely.

FINDING VALUE IN AN OVERVALUED STOCK MARKET

     With the stock market at current levels, true investment bargains are getting harder to come by. We do not have a philosophical problem keeping powder dry when values become more scarce. The Fund's cash position has increased to approximately 10% of assets at the end of the quarter. We believe the biggest pocket of value contains strong franchises in consolidating industries. This quarter, we have received premium bids on three portfolio holdings:

     o Southern New England Telecommunications is being acquired by SBC Communications

     o    360[degrees] Communications is being purchased by Alltel, and

     o    Echlin is being pursued by SPX Corp.

     When we review the portfolio, we see dozens of small and mid-sized franchises in a range of industries that we believe would be attractive acquisitions for larger companies looking to grow their businesses.

     We also think we can continue to make good money on restructuring candidates. This quarter, Whitman Corp. spun-off Hussmann International, its commercial refrigeration business, and Midas Muffler to shareholders. The three pieces are now trading well above Whitman's price prior to the spin-offs. ITT Industries announced it is considering selling its auto parts business. If they do sell, we think we will see a better appraisal for the company's much more profitable pump and valve and defense electronics businesses. The Fund owns many more companies whose parts, in our view, are worth considerably more than the current market value of the whole. We believe corporate managements will continue to restructure their companies in ways that make strategic and financial sense.

     In addition, there are several industry groups that despite strong performance over the last year or so, still seem quite reasonable to us. Looking ahead, we think investors will more fully appreciate industries and companies in which the cash flow and earnings picture is not clouded by uncertainties over the impact of foreign operations and currency turmoil. True to our stock picking discipline, we have been and will continue to be selective in these and other industry groups - focusing, as always, on quality companies trading at a discount to our appraisal of economic value.

PATIENCE REWARDED

     In our 1997 Annual Report, we highlighted Seagram's and Viacom as relatively large portfolio holdings that did not perform well in 1997 in what was quite a good year for the Fund. We reviewed our assessment of the values, talked about some of the positive events happening at each company and reaffirmed our commitment to these loaded laggards.

     Our patience has been rewarded with Seagram's stock gaining 18% and Viacom stock climbing 30% in the first quarter of 1998. In the case of Seagram's, we cannot isolate any single event responsible for the stock's excellent performance this quarter. We think Wall Street finally did its homework and came to the conclusion that the rather complex transaction with Home Shopping Network and the purchase of the additional 50% of USA Network made good financial and strategic sense.

     The move in Viacom was quite literally "Titanic". This blockbuster will certainly boost parent company Viacom's 1998 earnings. However, in our opinion, the turnaround in the other Blockbuster (Blockbuster Entertainment, Viacom's huge video rental business), will provide even greater benefits for the company going forward. Especially important, the company continues to pare debt, with a big paydown coming from the sale of Simon & Schuster's publishing operations.

QUIPS ON MANAGEMENT

     Our Chief Investment Officer, Mario J. Gabelli, was recently interviewed by a leading investor relations consulting firm to discuss how we, as securities analysts, evaluate corporate managements. We would like to share with you excerpts from this interview...

     "Ideally, we like to own great companies with great management. Our second choice is great companies with mediocre management. Occasionally, we will take a chance on mediocre companies with talented new management that we believe can dramatically improve the business. Our rational is simple - we believe a princess who kisses a frog is more likely to turn into a frog than the frog is to turn into a prince.

     We don't feel we ask too much from corporate managements. We want them to have vision as to how the world is changing and a sensible plan to position their companies to take advantage of change rather than be overwhelmed by it. We want them to be focused on competitive issues in their industry and be proactive rather than reactive in meeting challenges from their competitors. We expect CEOs and CFOs, who in our opinion, should be joined at the hip, to know their companies intimately. If I or another one of our analysts spots something unusual in an annual report or 10-K, I expect management to be able to explain it. We want management to be honest with us. We always ask them to detail their company's strengths and weaknesses. When we hear a lot about the former and virtually nothing about the latter, we tend to be a little suspicious. Finally, and most importantly, we expect them to serve the interest of their companies' real owners - the shareholders. Managements that build a wall around themselves and their companies' values are betraying shareholders.

     We are not for or against corporate managements. We are for shareholders - our clients. We don't encourage managements to run their companies to maximize short term returns and sacrifice long term value. In fact, we respect managers that are willing to suffer through a few bad quarters for the greater long term good of their companies. Unlike many Wall Street research teams, we don't ask management to assess the value of their companies or to forecast future cash flows and earnings. That's our job. We ask only that they do their jobs--build the value of their businesses in a manner that benefits long term shareholders."

LET'S TALK STOCKS

     The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time.

AMERICAN EXPRESS CO. (AXP - $91.8125 - NYSE) is a global travel, financial and network services provider. Founded in 1850, the company operates in 160 countries around the world. Best known for its "green" charge card and its travel-related services, American Express also offers financial planning, brokerage services, mutual funds, insurance and other investment products. Harvey Golub, Chairman and CEO, has refocused AXP on its core charge card and investment management businesses. The company has significantly expanded the range of merchants who welcome its cards. As evidenced by an increase in per share earnings exceeding 16% in 1997, we believe that American Express has been repositioned to enjoy double digit earnings growth over the balance of this decade.

CABLEVISION SYSTEMS CORP. (CVC - $65.75 - ASE), based in Woodbury, NY, is a major cable TV operator serving 2.9 million subscribers, including managed systems. CVC's revenue per subscriber is the highest in the cable industry. CVC has exercised its option to purchase ITT's 50% stake in MSG (Madison Square Garden) Properties, including the NY Knicks and NY Rangers. Cablevision has also purchased Tele-Communications Inc.'s ten New York area cable properties with roughly 820,000 subscribers by issuing over 12.2 million shares (a one-third interest in the company) and assuming about $670 million of TCI's debt. The company's new, vigorous activity includes the sale of a 40% stake in Rainbow Sports to a News Corp./TCI joint venture with the proceeds used to pay down a significant portion of MSG's debt. With its upgraded cable systems, CVC is well-positioned to offer telephony, high speed data and enhanced video services.

CENTURY TELEPHONE ENTERPRISES INC. (CTL - $61.125 - NYSE), based in Monroe, Louisiana, is the tenth largest local telephone company with over 500,000 access lines in 14 states in the South and Midwest. Century Telephone is also the tenth largest domestic cellular company. Through acquisitions, CTL has created clusters of rural telephone and cellular companies within commuting distance of metropolitan areas in states including Wisconsin, Michigan, Ohio, Louisiana and Arkansas. With the $2.2 billion acquisition of Portland-based Pacific Telecom, CTL is adding seven states, ten cellular markets and 640,000 access lines to its business base. The acquired operations are expected to nearly double Century's revenues. The company continues to build value through other ventures, primarily its long distance and competitive local exchange carrier (CLEC) operations.

CHRIS-CRAFT INDUSTRIES INC. (CCN - $58.9375 - NYSE), through its 79% ownership of BHC Communications (BHC - $141.125 - ASE), is primarily a television broadcaster. BHC owns and operates UPN affiliated TV stations in New York
(WWOR), Los Angeles (KCOP) and Portland (KPTV). BHC also owns 59% of United Television (UTVI - $108.375 - Nasdaq), which operates an NBC affiliate, an ABC affiliate and four UPN affiliates. United Television has purchased WHSW in Baltimore for $80 million and has an agreement to purchase WRBW, a UPN affiliate in Orlando, for approximately $60 million. Chris-Craft's television stations constitute one of the nation's largest television station groups, reaching approximately 22% of U.S. households. The Chris-Craft complex is debt free and strongly positioned to expand its operations with roughly $1.6 billion in cash and marketable securities.

[CHART]
Chris-Craft Industries
       |
  79%  |
       |
BHC Communications
       |
  59%  |
       |
United Television

DEERE & CO. (DE - $61.9375 - NYSE) is the world's largest manufacturer of farm equipment. The company's products include tractors and planting, harvesting and crop handling equipment. With the U.S. government no longer restricting plantings, acreage under cultivation is likely to be increased by the nation's farmers. With weather accommodating, bountiful harvests are likely and farm incomes should show substantial increases. Global demand for U.S. wheat and other crops further increases farm incomes. Long term prospects for farm equipment manufacturers like Deere are attractive as global incomes, diets and standards of living improve, notwithstanding recent financial turmoil in Southeast Asia. Deere also makes industrial equipment used in the construction and forestry industries and a range of consumer products, including lawn and garden tractors and outdoor power equipment. Overseas sales account for roughly one-quarter of Deere's revenues.

NEIMAN MARCUS GROUP INC. (NMG - $41.0625 - NYSE) operates 30 high-fashion Neiman Marcus stores nationally and two Bergdorf Goodman stores in New York City. Total selling space approximates 4.6 million square feet. NMG's NM Direct is a state-of-the-art direct marketing operation. Harcourt General (H - $55.375 -
NYSE) is the company's major shareholder, holding 53% of the outstanding common equity. Neiman Marcus is positioned to be an important participant in the trend to higher-scale consumer spending. QUAKER OATS CO. (OAT - $57.25 - NYSE) is a food and beverage company, featuring Quaker Oats grain-based products and Gatorade drinks. Quaker is the dominant producer of hot cereals, rice cakes and golden grain products, while maintaining a profitable #4 position in ready-to-eat cereals. Gatorade is a global brand with worldwide sales of approximately $1.5 billion. Since 1984, its sales have grown at an annual average rate exceeding 20%. In the U.S., Gatorade maintains a dominant market share of over 80%, despite intense competition from Coca-Cola and PepsiCo. The unprofitable Snapple Beverages unit has been sold to Triarc Co.

TELE-COMMUNICATIONS INC./LIBERTY MEDIA GROUP (LBTYA - $34.375 - NASDAQ) owns a collection of interests in some of the most powerful programming entities in the world. Liberty Media is the second largest investor in Time Warner, the world's largest media company. Liberty Media, News Corp. and Tele-Communications International Inc. have created a global sports joint venture, Fox Sports, that offers an integrated package of sports programming across network broadcast, national cable, and regional cable channels. Liberty's 49%-owned Discovery Communications is a major advertiser-supported basic cable network that includes the flagship Discovery Channel, The Learning Channel and developing businesses such as Discovery Europe and Animal Planet. We consider Liberty Media to be ideally positioned to benefit from expanding distribution channels, including direct broadcast satellite ventures like DirecTV and the Internet.

TIME WARNER INC. (TWX - $72.00 - NYSE), having completed its acquisition of Turner Broadcasting, is the global leader in media and entertainment. The combined companies have more than $24 billion in revenues and almost $5.4 billion in EBITDA. Together they control a host of powerful media brands, such as CNN, Warner Brothers, HBO, Cinemax and Time and People magazines. Under the leadership of Chairman Gerald Levin and Vice Chairman Ted Turner, Time Warner is now focused on reducing its almost $12 billion in debt and simplifying its capital structure.

UNITED TELEVISION INC. (UTVI - $108.375 - NASDAQ) is a television broadcasting company which owns and operates five television stations: one ABC, one NBC and three UPN affiliates. UTVI has purchased WHSW in Baltimore for $80 million. The purchase of WRBW, a UPN affiliate in Orlando, for approximately $60 million is pending. UTVI stations will cover approximately eight percent of the U.S. population. UTVI is a 59%-owned subsidiary of BHC Communications (BHC - $141.125 - ASE). Strong advertising demand, prospects for favorable regulatory changes in the industry and corporate cost controls will increase EBITDA growth going forward. Our 1998 PMV is estimated at $140 per share, $34 of which is cash. UTVI's PMV is expected to reach $163 by the year 2000.

MINIMUM INITIAL INVESTMENT - $1,000

     The Fund's minimum initial investment for both regular and retirement accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan.

THE ROTH IRA

     The Taxpayer Relief Act of 1997 included new tax incentives and more opportunities to save for retirement and other major expenditures. The Roth IRA is just one of these new opportunities now available at Gabelli Funds. Our investor representatives are available at 1-800-GABELLI (1-800-422-3554) to speak with you about establishing a new Roth IRA and to discuss your investment choices.

GABELLI U.S. TREASURY MONEY MARKET FUND

     Shareholders of any of the Gabelli Funds may invest in The Gabelli U.S. Treasury Money Market Fund with an initial investment of $3,000 or more. The Fund provides checkwriting and exchange privileges. The Fund's expenses are capped at 0.30% of average net assets, making it one of the most attractive U.S. Treasury-only money market funds. With dividends that are exempt from state and local income taxes in all states, the Fund is an excellent vehicle in which to store idle cash. An investment in The Gabelli U.S. Treasury Money Market Fund is neither insured nor guaranteed by the U.S. Government. There can be no assurance that the Fund will maintain a stable $1 per share net asset value. Call us at 1-800-GABELLI (1-800-422-3554) for a prospectus which gives a more complete description of the Fund, including management fees and expenses. Read the prospectus carefully before you invest or send money.

INTERNET

     You can now visit us on the Internet. Our home page at http://www.gabelli.com contains information about Gabelli Funds, Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

SHAREHOLDER OMBUDSMAN

     As part of our ongoing program to improve shareholder service, we created the position of Shareholder Ombudsman and named Susan Lhota to this post. She will provide you with important updates and field any of your questions or comments. She can be reached directly, either by e-mail at slhota@gabelli.com or by telephone at (914) 921-5132.

IN CONCLUSION

     The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's Nasdaq symbol is GABAX. Please call us during the business day for further information.

     The Gabelli Asset Fund has enjoyed another solid quarter in another year in which we will strive to achieve our long term goal of generating a real rate of return in excess of ten percent. We are concerned about equity valuations, but believe the portfolio is positioned in industries and companies that still offer good fundamental value. We think the portfolio will continue to benefit from ongoing merger and acquisition and restructuring activity. We thank you for your loyalty and as always, pledge our best efforts on your behalf.

                                    Sincerely,


                                    /s/ Mario J. Gabelli, CFA

                                    MARIO J. GABELLI, CFA
                                    Portfolio Manager and
                                    Chief Investment Officer
April 30, 1998


       ------------------------------------------------------------------
                                TOP TEN HOLDINGS
                                 MARCH 31, 1998

       Time Warner Inc.                     United Television Inc.
       American Express Co.                 Deere & Co.
       TCI/Liberty Media Group              Neiman Marcus Group Inc.
       Cablevision Systems Corp.            Quaker Oats Co.
       Chris-Craft Industries Inc.          Century Telephone Enterprises
       ------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period of this report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

THE GABELLI ASSET FUND
PORTFOLIO OF INVESTMENTS -- MARCH 31, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

                                                         MARKET
  SHARES                                                 VALUE
  ------                                                 ------
             COMMON STOCKS--88.4%
             AEROSPACE--0.4%
    85,000   Boeing Co. ...........................  $    4,430,625
    20,000   Fairchild Corp., Cl. A................         431,250
    15,000   Northrop Grumman Corp. ...............       1,611,563
                                                     --------------
                                                          6,473,438
                                                     --------------
             AGRICULTURE--0.4%
   180,000   Archer-Daniels-Midland Co. ...........       3,948,750
    50,000   Monsanto Co. .........................       2,600,000
                                                     --------------
                                                          6,548,750
                                                     --------------
             AUTOMOTIVE--0.6%
   140,000   General Motors Corp. .................       9,441,250
                                                     --------------
             AUTOMOTIVE: PARTS AND ACCESSORIES--4.9%
    15,000   Borg-Warner Automotive Inc. ..........         961,875
   135,000   Echlin Inc. ..........................       7,079,063
   153,400   Federal-Mogul Corp. ..................       8,158,963
   600,000   GenCorp Inc. .........................      18,450,000
   240,000   Genuine Parts Co. ....................       9,150,000
   170,000   Handy & Harman........................       5,981,875
   122,000   Johnson Controls Inc. ................       7,403,875
   220,000   Modine Manufacturing Co. .............       7,645,000
    46,062   Myers Industries Inc. ................         961,544
   155,000   Quaker State Corp. ...................       2,915,938
   150,000   Standard Motor Products Inc. .........       2,878,125
    20,000   Superior Industries International
              Inc. ................................         663,750
   100,000   TransPro Inc. ........................         787,500
   200,000   UAP Inc., Cl. A.......................       2,566,626
    90,000   Wynn's International Inc. ............       2,047,500
                                                     --------------
                                                         77,651,634
                                                     --------------
             AVIATION: PARTS AND SERVICES--1.4%
    10,000   BE Aerospace Inc.+....................         281,250
   360,000   Coltec Industries Inc.+...............       9,000,000
   182,000   Curtiss-Wright Corp. .................       7,052,500
    60,000   Hi-Shear Industries Inc. .............         168,750
    40,000   Hudson General Corp. .................       1,890,000
    72,000   Precision Castparts Corp. ............       4,261,500
                                                     --------------
                                                         22,654,000
                                                     --------------
             BROADCASTING--4.8%
    80,000   CBS Corp. ............................       2,715,000
   413,156   Chris-Craft Industries Inc. ..........      24,350,361
    69,552   Chris-Craft Industries Inc.,
              Cl. B(b).............................       4,099,207
     3,000   Gray Communications Systems Inc. .....          87,000
   120,000   Gray Communications Systems Inc.,
              Cl. B................................       3,480,000
   190,000   Grupo Televisa SA, GDR+...............       6,958,750
   100,000   Liberty Corp. ........................       5,100,000
   115,000   Paxson Communications Corp., Cl. A+...       1,279,375
   400,000   Television Broadcasting Ltd., ORD.....       1,053,080
   247,500   United Television Inc. ...............      26,822,813
                                                     --------------
                                                         75,945,586
                                                     --------------
             BUILDING AND CONSTRUCTION--0.3%
   165,300   Nortek Inc.+..........................       5,289,600
     4,333   Nortek Inc., Special Common+(b).......         138,656
                                                     --------------
                                                          5,428,256
                                                     --------------
             BUSINESS SERVICES--1.1%
    25,000   Avis Rent A Car Inc.+.................         810,938
    50,000   Berlitz International Inc., New+......       1,353,125

                                                         MARKET
  SHARES                                                 VALUE
  ------                                                 ------
   150,000   Computer Sciences Corp.+..............  $    8,250,000
    10,000   Dollar Thrifty Automotive Group
              Inc.+................................         225,000
   100,000   Ecolab Inc. ..........................       2,900,000
    16,546   Hach Co. .............................         153,051
    16,546   Hach Co., Cl. A.......................         138,573
    17,000   Hertz Corp. ..........................         782,000
    68,000   Landauer Inc. ........................       1,836,000
    72,000   Nashua Corp.+.........................       1,048,500
                                                     --------------
                                                         17,497,187
                                                     --------------
             CABLE--5.1%
    56,125   Cable Michigan Inc. ..................       1,431,188
   436,000   Cablevision Systems Corp., Cl. A+.....      28,667,000
    40,000   Comcast Corp., Cl. A..................       1,387,500
    40,000   Shaw Communications Inc., Cl. B.......         597,352
    30,000   Shaw Communications Inc., Cl. B,
              Conv. ...............................         447,288
   640,000   TCI Ventures Group....................      11,239,999
   522,556   Tele-Communications Inc., Cl. A
              New+.................................      16,248,227
    65,000   United International Holdings Inc.,
              Cl. A+...............................       1,088,750
   550,000   US WEST Media Group+..................      19,112,500
                                                     --------------
                                                         80,219,804
                                                     --------------
             CLOSED-END FUNDS--0.1%
    84,000   Royce Value Trust Inc. ...............       1,433,250
                                                     --------------
             COMMUNICATIONS EQUIPMENT--0.5%
   110,000   Allen Telecom Inc.+...................       1,732,500
    47,000   Motorola Inc. ........................       2,849,375
    45,000   Northern Telecom Ltd. ................       2,908,125
                                                     --------------
                                                          7,490,000
                                                     --------------
             CONSUMER PRODUCTS--4.3%
    10,000   Avon Products Inc. ...................         780,000
   550,000   Carter-Wallace Inc. ..................      10,003,125
     2,000   Christian Dior SA.....................         265,785
   220,000   Church & Dwight Co. Inc. .............       6,655,000
    44,000   Department 56 Inc.+...................       1,672,000
    30,000   Eastman Kodak Co. ....................       1,946,250
    65,000   First Brands Corp. ...................       1,620,938
   260,000   Fortune Brands Inc. ..................      10,367,500
   230,000   Gallaher Group plc, ADR+..............       4,973,750
    93,356   General Cigar Holdings Inc., Cl. B+...       1,429,514
    45,000   Gillette Co. .........................       5,340,938
    40,000   Harley Davidson Inc. .................       1,320,000
    12,000   National Presto Industries Inc. ......         516,750
    45,000   Nine West Group Inc. .................       1,108,125
   170,000   Ralston Purina Group..................      18,020,000
    41,700   Syratech Corp.+.......................       1,480,350
                                                     --------------
                                                         67,500,025
                                                     --------------
             CONSUMER SERVICES--1.1%
   100,000   Loewen Group Inc. ....................       2,525,000
    50,000   Midas Inc.+...........................       1,031,250
     5,000   Republic Industries Inc.+.............         129,063
    12,000   Response USA Inc.+....................          69,750
   220,000   Rollins Inc. .........................       4,592,500
   305,000   Ticketmaster Group Inc.+..............       9,188,125
                                                     --------------
                                                         17,535,688
                                                     --------------
             DIVERSIFIED INDUSTRIAL--3.7%
    10,000   Anixter International Inc.+...........         184,375
   212,000   Crane Co. ............................      11,236,000
   100,000   GATX Corp. ...........................       7,800,000

THE GABELLI ASSET FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- MARCH 31, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

                                                         MARKET
  SHARES                                                 VALUE
  ------                                                 ------
             COMMON STOCKS (CONTINUED)
             DIVERSIFIED INDUSTRIAL (CONTINUED)
    22,000   General Electric Co. .................  $    1,896,125
   118,000   Honeywell Inc. .......................       9,757,125
   195,000   ITT Industries Inc. ..................       7,422,188
   145,000   Katy Industries Inc. .................       2,755,000
     6,500   Kyocera Corp., ADR....................         697,125
   350,000   Lamson & Sessions Co.+................       2,318,750
   210,000   Lawter International Inc. ............       2,336,250
    68,000   National Service Industries Inc. .....       3,999,250
     2,000   Pentair Inc. .........................          89,500
   125,000   Thomas Industries Inc. ...............       2,781,250
    80,000   Trinity Industries Inc. ..............       4,390,000
                                                     --------------
                                                         57,662,938
                                                     --------------
             ELECTRONICS--0.1%
     3,000   Hitachi Ltd., ADR.....................         220,500
    10,000   Imation Corp.+........................         185,000
    10,000   Sony Corp., ADR.......................         850,625
                                                     --------------
                                                          1,256,125
                                                     --------------
             ENERGY--3.5%
   100,000   Atlantic Richfield Co. ...............       7,862,500
     5,000   Barrett Resources Corp. ..............         174,688
    50,000   British Petroleum Co. plc, ADR........       4,303,125
    25,000   Brown (Tom) Inc. .....................         559,375
    30,000   Chevron Corp. ........................       2,409,375
   150,000   Eastern Enterprises...................       6,450,000
    60,000   Enron Oil & Gas Co. ..................       1,376,250
   180,000   Exxon Corp. ..........................      12,172,500
    40,000   Halliburton Co. ......................       2,007,500
   133,000   Pennzoil Co. .........................       8,595,125
   320,000   Southwest Gas Corp. ..................       6,680,000
    55,000   Texaco Inc. ..........................       3,313,750
                                                     --------------
                                                         55,904,188
                                                     --------------
             ENTERTAINMENT--9.0%
   230,000   Ascent Entertainment Group Inc. ......       2,371,875
   135,000   BET Holdings Inc., Cl. A+.............       8,251,875
    19,406   EMI Group plc, ORD....................         161,130
   100,000   EMI Group plc, Sponsored ADR..........       1,700,000
   125,000   GC Companies Inc.+....................       6,539,063
   130,000   Havas, Sponsored ADR..................       2,713,750
    20,000   PolyGram NV...........................         927,500
   862,500   Tele-Communications Inc./Liberty
              Media Group, Cl. A+..................      29,648,438
   615,000   Time Warner Inc. .....................      44,280,000
    11,000   Todd-AO Corp., Cl. A..................         116,188
   560,000   USA Networks Inc.+....................      15,260,000
   360,000   Viacom Inc., Cl. A+...................      19,125,000
   200,000   Viacom Inc., Cl. B+...................      10,750,000
                                                     --------------
                                                        141,844,819
                                                     --------------
             EQUIPMENT AND SUPPLIES--11.2%
    45,000   Aeroquip-Vickers Inc. ................       2,601,563
   300,000   AMETEK Inc. ..........................       8,981,250
   100,000   AMP Inc. .............................       4,381,250
    92,000   Amphenol Corp., Cl. A+................       5,307,250
    25,000   AptarGroup Inc. ......................       1,501,563
    95,000   Caterpillar Inc. .....................       5,230,938
    70,000   CLARCOR Inc. .........................       2,327,500

                                                         MARKET
  SHARES                                                 VALUE
  ------                                                 ------
   290,000   CTS Corp. ............................  $    9,841,875
    34,650   Culligan Water Technologies Inc.+.....       2,063,841
   410,000   Deere & Co. ..........................      25,394,375
   230,000   Donaldson Co. Inc. ...................       5,922,500
    40,000   EG&G Inc. ............................       1,162,500
    10,000   Fedders Corp. ........................          57,500
    10,000   Flowserve Corp. ......................         326,250
   166,300   Gerber Scientific Inc. ...............       4,334,194
   310,000   Hussmann International Inc. ..........       5,812,500
   445,000   IDEX Corp. ...........................      16,186,875
   100,000   Ingersoll-Rand Co. ...................       4,793,750
   200,000   Kollmorgen Corp. .....................       4,350,000
    90,000   Lufkin Industries Inc. ...............       2,925,000
    45,000   Manitowoc Co. Inc. ...................       1,738,125
   155,000   Mark IV Industries Inc. ..............       3,526,250
     5,000   Met-Pro Corp. ........................          77,813
   370,000   Navistar International Corp.+.........      12,950,000
    20,000   PACCAR Inc. ..........................       1,191,250
   145,500   Pittway Corp. ........................      10,185,000
   160,000   Pittway Corp., Cl. A..................      11,520,000
    61,000   Sequa Corp., Cl. A+...................       4,510,188
    95,000   Sequa Corp., Cl. B+...................       7,493,125
   170,000   SPS Technologies Inc.+................       9,105,625
    30,000   Valmont Industries Inc. ..............         727,500
                                                     --------------
                                                        176,527,350
                                                     --------------
             FINANCIAL SERVICES--6.1%
       300   Alleghany Corp.+......................         102,000
         1   Al-Zar Ltd.+(b).......................             350
   330,000   American Express Co. .................      30,298,125
    10,000   Argonaut Group Inc. ..................         361,250
       220   Berkshire Hathaway Inc.+..............      14,784,000
   125,000   Block (H&R) Inc. .....................       5,945,313
    70,000   Commerzbank AG, Sponsored ADR.........       2,546,250
   150,000   Deutsche Bank AG, Sponsored ADR.......      11,381,250
   200,000   Lehman Brothers Holdings Inc. ........      14,975,000
     3,000   Leucadia National Corp. ..............         118,125
     2,000   Mellon Bank Corp. ....................         127,000
    86,000   Midland Co. ..........................       6,788,625
    50,000   Paine Webber Group Inc. ..............       2,006,250
    43,000   State Street Corp. ...................       2,926,688
    20,000   SunTrust Banks Inc. ..................       1,507,500
    11,941   Transamerica Corp. ...................       1,391,127
     8,000   Value Line Inc. ......................         343,000
                                                     --------------
                                                         95,601,853
                                                     --------------
             FOOD AND BEVERAGE--6.3%
    25,000   Bestfoods Inc. .......................       2,921,875
    76,300   Brown-Forman Corp., Cl. A.............       3,967,600
    90,000   Chock Full o'Nuts Corp.+..............         697,500
    45,000   Coca-Cola Co. ........................       3,484,688
    13,250   Corn Products International Inc.+.....         475,344
     4,500   Farmer Brothers Co. ..................         832,500
    75,000   General Mills Inc. ...................       5,700,000
    60,000   Heinz (H.J.) Co. .....................       3,502,500
    48,000   Hershey Foods Corp. ..................       3,438,000
     1,000   Keebler Foods Co.+....................          30,000
   180,000   Kellogg Co. ..........................       7,762,500
    30,000   LVHM Moet Hennessy Louis Vuitton,
              Sponsored ADR........................       1,275,000
   205,000   PepsiCo Inc. .........................       8,750,938

THE GABELLI ASSET FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- MARCH 31, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

                                                         MARKET
  SHARES                                                 VALUE
  ------                                                 ------
             COMMON STOCKS (CONTINUED)

             FOOD AND BEVERAGE (CONTINUED)
   390,000   Quaker Oats Co. ......................  $   22,327,500
    20,000   Ralcorp Holdings Inc.+................         415,000
   300,000   Seagram Co. Ltd. .....................      11,456,250
    64,801   Tootsie Roll Industries Inc. .........       4,645,451
     1,000   Vlasic Foods International Inc.+......          25,563
   550,000   Whitman Corp. ........................      10,862,500
    80,000   Wrigley (Wm.) Jr. Co. ................       6,540,000
                                                     --------------
                                                         99,110,709
                                                     --------------
             HEALTH CARE--2.1%
    12,000   Amgen Inc. ...........................         730,500
    18,000   Biogen Inc.+..........................         867,375
    40,000   Chiron Corp.+.........................         837,500
   100,000   Genentech Inc.+.......................       7,043,750
     5,000   Glaxo Wellcome plc....................         270,625
    25,000   IVAX Corp. ...........................         218,750
    68,000   Johnson & Johnson.....................       4,985,250
    55,000   Merck & Co. Inc. .....................       7,060,625
   105,000   Pfizer Inc. ..........................      10,467,188
    12,500   SmithKline Beecham plc................         782,031
                                                     --------------
                                                         33,263,594
                                                     --------------
             HOTELS AND GAMING--1.9%
   130,000   Circus Circus Enterprises Inc.+.......       2,730,000
   152,000   Gaylord Entertainment Co., Cl. A......       5,434,000
    30,000   GTECH Holdings Corp.+.................       1,166,250
    12,000   Harrah's Entertainment Inc.+..........         294,750
   285,000   Hilton Hotels Corp. ..................       9,084,375
   203,389   Ladbroke Group plc....................       1,138,031
   185,000   Mirage Resorts Inc.+..................       4,497,813
   100,000   Starwood Hotels & Resorts Worldwide
              Inc. ................................       5,343,750
    10,000   Trump Hotels & Casino Resorts Inc.+...          91,875
                                                     --------------
                                                         29,780,844
                                                     --------------
             METALS AND MINING--0.2%
    30,000   Barrick Gold Corp. ...................         648,750
   100,000   Echo Bay Mines Ltd. ..................         231,250
    45,000   Homestake Mining Co. .................         489,375
    33,000   Newmont Gold Co. .....................       1,033,313
   545,000   Pegasus Gold Inc.+....................         227,793
    22,500   Placer Dome Inc. .....................         296,719
   300,000   Royal Oak Mines Inc.+.................         356,250
    20,000   TVX Gold Inc.+........................          65,000
                                                     --------------
                                                          3,348,450
                                                     --------------
             PAPER AND FOREST PRODUCTS--1.1%
   180,000   Greif Bros. Corp., Cl. A..............       6,975,000
   312,000   St. Joe Corp. ........................      10,491,000
                                                     --------------
                                                         17,466,000
                                                     --------------
             PUBLISHING--2.7%
    70,000   American Media Inc., Cl. A+...........         551,250
    60,000   Dow Jones & Co. Inc. .................       3,176,250
   225,000   Golden Books Family Entertainment
              Inc.+................................       2,587,500
    38,000   Harcourt General Inc. ................       2,104,250
    50,000   McClatchy Newspapers Inc., Cl. A......       1,490,625
    75,000   McGraw-Hill Companies Inc. ...........       5,704,688
   327,000   Media General Inc., Cl. A.............      16,084,313
    90,000   Meredith Corp. .......................       3,791,250

                                                         MARKET
  SHARES                                                 VALUE
  ------                                                 ------
    71,000   New York Times Co., Cl. A.............  $    4,970,000
    15,000   News Corp. Ltd., ADR..................         404,063
     6,000   Scripps (E.W.) Co., Cl. A.............         331,875
 1,650,000   Seat SpA+.............................         960,559
                                                     --------------
                                                         42,156,623
                                                     --------------
             REAL ESTATE--0.6%
   360,000   Catellus Development Corp.+...........       6,682,500
    12,000   Florida East Coast Industries Inc. ...       1,333,500
    61,000   Griffin Land & Nurseries Inc.+........         915,000
     1,000   Lennar Corp. .........................          34,438
     1,000   LNR Property Corp. ...................          26,750
                                                     --------------
                                                          8,992,188
                                                     --------------
             RETAIL--2.7%
    30,000   Albertson's Inc. .....................       1,578,750
    41,000   Aaron Rents Inc. .....................         996,813
    20,000   Aaron Rents Inc., Cl. A...............         448,750
   190,000   Burlington Coat Factory Warehouse
              Corp.+...............................       3,301,250
     1,000   Coldwater Creek Inc.+.................          24,250
     5,000   Dominick's Supermarkets Inc. .........         227,500
    50,000   Fingerhut Companies Inc. .............       1,296,875
   100,000   Giant Food Inc., Cl. A................       3,862,500
    75,000   Kroger Co.+...........................       3,464,063
   150,000   Lillian Vernon Corp. .................       2,615,625
   575,000   Neiman Marcus Group Inc.+.............      23,610,938
   200,000   Scheib (Earl) Inc.+...................       1,725,000
                                                     --------------
                                                         43,152,314
                                                     --------------
             SPECIALTY CHEMICAL--0.7%
   375,000   Ferro Corp. ..........................      11,015,625
                                                     --------------
             TELECOMMUNICATIONS--7.1%
   110,000   Aliant Communications Inc. ...........       3,740,000
   160,000   AT&T Corp. ...........................      10,500,000
    80,000   BC Telecom Inc. ......................       3,109,291
   200,000   BCE Inc. .............................       8,350,000
    18,000   BellSouth Corp. ......................       1,216,125
   130,000   Cable & Wireless plc, Sponsored ADR...       4,907,500
   162,538   Citizens Utilities Co., Cl. B.........       1,716,805
   113,000   Commonwealth Telephone Enterprises
              Inc.+................................       3,178,125
    31,000   Commonwealth Telephone Enterprises
              Inc., Cl. B+.........................         856,375
    65,000   Frontier Corp. .......................       2,116,563
    50,000   Globalstar Telecommunications+........       3,168,750
   157,000   GTE Corp. ............................       9,400,375
    35,000   Hong Kong Telecommunications Ltd.,
              Sponsored ADR........................         732,813
   212,000   RCN Corp. ............................      10,626,500
   200,000   Rogers Communications Inc., Cl. B+....       1,161,123
    16,000   SBC Communications Inc. ..............         698,000
   180,000   Southern New England
              Telecommunications Corp. ............      13,016,250
   105,000   Sprint Corp. .........................       7,107,188
   133,000   Telecom Italia SpA, ADS...............      10,565,188
   500,000   Telecom Italia SpA, ORD...............       3,937,234
    67,500   Telecomunicacoes Brasileiras SA
              (Telebras), Sponsored ADR............       8,762,344
    14,000   Telefonica de Espana, Sponsored ADR...       1,851,500
    10,000   Telefonos de Mexico SA, Cl. L, ADR....         563,750
                                                     --------------
                                                        111,281,799
                                                     --------------

THE GABELLI ASSET FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- MARCH 31, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

                                                         MARKET
  SHARES                                                 VALUE
  ------                                                 ------
             COMMON STOCKS (CONTINUED)

             TRANSPORTATION--0.8%
    75,000   AMR Corp.+............................  $   10,739,063
     1,000   Burlington Northern Santa Fe Corp. ...         104,000
    12,000   CSX Corp. ............................         714,000
     1,571   Illinois Central Corp. ...............          61,760
    10,000   Kansas City Southern Industries
              Inc. ................................         440,000
       500   Norfolk Southern Corp. ...............          18,688
     1,000   Providence & Worcester Railroad
              Co. .................................          15,625
     1,000   RailAmerica Inc.+.....................           6,688
     3,000   Union Pacific Corp. ..................         168,563
     1,000   Wisconsin Central Transportation
              Corp.+...............................          28,156
                                                     --------------
                                                         12,296,543
                                                     --------------
             WIRELESS COMMUNICATIONS--3.6%
    35,000   AirTouch Communications Inc.+.........       1,712,813
    45,000   Associated Group Inc., Cl. A+.........       1,732,500
    37,000   Associated Group Inc., Cl. B+.........       1,359,750
   345,000   Century Telephone Enterprises Inc. ...      21,088,125
   200,000   COMSAT Corp. .........................       6,887,500
    55,000   NEXTEL Communications Inc., Cl. A+....       1,856,250
    10,000   Rogers Cantel Mobile Communications
              Inc.+................................         113,750
   150,000   TCI Satellite Entertainment Inc., Cl.
              A+...................................       1,068,750
 1,900,000   Telecom Italia Mobile SpA.............      10,201,727
   154,000   Telephone and Data Systems Inc. ......       7,315,000
   106,200   360 degrees Communications Co.+.......       3,318,750
                                                     --------------
                                                         56,654,915
                                                     --------------
TOTAL COMMON STOCKS................................   1,393,135,745
                                                     --------------
             PREFERRED STOCKS--0.3%
             EQUIPMENT AND SUPPLIES--0.1%
    19,000   Sequa Corp., $5.00, Cumulative Conv.
              Pfd. ................................       1,947,500
                                                     --------------
             METALS AND MINING--0.0%
    10,000   Freeport-McMoRan Inc., Depository
              Shares, 7.00%, Cumulative Conv.
              Pfd. ................................         228,125
                                                     --------------

                                                         MARKET
  SHARES                                                 VALUE
  ------                                                 ------
             TELECOMMUNICATIONS--0.2%
    35,000   Sprint Corp., 8.25%, Conv. Pfd. ......  $    2,244,375
 1,588,267   Telecomunicacoes de Sao Paulo SA
              (Telesp), Preference Shares..........         515,453
                                                     --------------
                                                          2,759,828
                                                     --------------
TOTAL PREFERRED STOCKS.............................       4,935,453
                                                     --------------

 PRINCIPAL                                                MARKET
   AMOUNT                                                 VALUE
 ---------                                                ------
               CORPORATE BONDS--0.1%
               ENTERTAINMENT--0.1%
$  2,300,000   Viacom Inc., Sub. Deb., 8.00% due
                07/07/06..........................    $    2,351,750
                                                      --------------
               U.S. TREASURY BILLS--10.0%
 157,638,000   5.18% to 5.49%++ due
                04/02/98-05/28/98..........              157,239,958
                                                      --------------
TOTAL INVESTMENTS
 (Cost $810,620,801)(a)....................   98.8%    1,557,662,906
OTHER ASSETS AND LIABILITIES (NET).........    1.2        18,292,214
                                             -----    --------------
NET ASSETS
 (43,772,331 shares outstanding)...........  100.0%   $1,575,955,120
                                             =====    ==============
NET ASSET VALUE, OFFERING AND REDEMPTION
 PRICE PER SHARE...........................                   $36.00
                                                               =====
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
                                           EXPIRATION    NET UNREALIZED
                                              DATE        DEPRECIATION
                                           ----------    --------------
                                     FORWARD FOREIGN EXCHANGE CONTRACTS
  14,100,100   Hong Kong Dollars in
                exchange for USD
                1,793,665................   08/26/98           $(14,358)
                                                                -------

---------------

(a) For Federal tax purposes:

      Aggregate cost.........................  $811,659,516
                                               ============
      Gross unrealized appreciation..........  $754,295,833
      Gross unrealized depreciation..........    (8,292,443)
                                               ------------
      Net unrealized appreciation............  $746,003,390
                                               ============

(b) Security fair valued by the Board of Trustees.
  + Non-income producing security
 ++ Represents annualized yield at date of purchase.
ADR -- American Depositary Receipt  ADS -- American Depositary
Share  GDR -- Global Depositary Receipt  ORD -- Ordinary Share

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
                  THE GABELLI ASSET FUND                                             [PICTURE]
                   One Corporate Center
                 Rye, New York 10580-1434
                       1-800-GABELLI
                     [1-800-422-3554]
                    FAX: 1-914-921-5118
                  http://www.gabelli.com
                 e-mail: info@gabelli.com
          (Net Asset Value may be obtained daily
                        by calling
              1-800-GABELLI after 6:00 P.M.)

                     BOARD OF TRUSTEES

Mario J. Gabelli, CFA           Karl Otto Pohl
Chairman and Chief              Former President
Investment Officer              Deutsche Bundesbank
Gabelli Funds, Inc.

Felix J. Christiana             Anthony R. Pustorino
Former Senior Vice President    Certified Public Accountant             THE
Dollar Dry Dock Savings Bank    Professor, Pace University

Anthony J. Colavita             Anthonie C. van Ekris                   GABELLI
Attorney-at-Law                 Managing Director
Anthony J. Colavita, P.C.       BALMAC International, Inc.              ASSET

James P. Conn                   Salvatore J. Zizza
Chief Investment Officer        Executive Vice President                FUND
Financial Security Assurance    FMG Group
Holdings Ltd.

              OFFICERS AND PORTFOLIO MANAGERS

Mario J. Gabelli, CFA           Bruce N. Alpert
Portfolio Manager               President and Treasurer

James E. McKee
Secretary

                         DISTRIBUTOR
                   Gabelli & Company, Inc.

           CUSTODIAN, TRANSFER AGENT AND DIVIDEND
                            AGENT
             State Street Bank and Trust Company

                        LEGAL COUNSEL
            Skadden, Arps, Slate, Meagher & Flom
                             LLP

------------------------------------------------------------
This report is submitted for the general information of the
shareholders of The Gabelli Asset Fund. It is not authorized              FIRST QUARTER REPORT
for distribution to prospective investors unless preceded or                    MARCH 31, 1998
accompanied by an effective prospectus.
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